Exhibit 99.1
Investor Presentation December 2011

The following information contains forward-looking statements based on management s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

“The following presentation is neither an offer to sell nor a solicitation of offers to buy the securities of Coffeyville Resources, LLC or CVR Partners, LP.”

Jack Lipinski Chief Executive Officer Ed Morgan Chief Financial Officer Jay Finks Director of Finance

Transaction Overview Gary-Williams Acquisition Summary?Combined Company Overview??Nitrogen Fertilizer MLP ??Financial Highlights ??Appendix

Transaction Overview saction Overview Jack Lipinski Chief Executive Officer

Executive Summary ?On November 2, 2011, CVR Energy, Inc. announced that it had signed an agreement to acquire Gary-Williams Energy Corp (“GWEC”) for $525 million working capital)??GWEC is a refiner located in Wynnewood, Oklahoma — Asset is a 70,000 bpd, 9.3 complexity crude oil refinery located in Wynnewood, OK — LTM 9/30/11 Adjusted EBITDA of ~$235 million ??The acquisition and related fees and expenses will be financed with $400 million of cash on hand and $200 million of senior secured financing??The Company will also be upsizing its ABL Revolver from $250 million to $400 million??Consolidated for the transaction, CVR will have total leverage of 0.9x and net leverage of 0.6x based on ~$820 million of LTM 9/30/11 Adjusted EBITDA(a) (a) Calculated as CVR Energy, Inc. EBITDA less Fertilizer Business EBITDA plus cash distributions received from Fertilizer Business plus GWEC EBITDA.

Transaction Summary

CVR Energy™

($ in millions)

Sources	
Senior secured financing[a]	$209
Cash on hand	400
Total sources	**$609**

Uses	
Purchase Gary-Williams[b]	$594
Estimated fees and expenses	15
Total uses	**$609**

	Existing 9/30/11	xEBITDA	Adj.	Pro forma 9/30/11	xEBITDA
Cash and cash equivalents	$643 [c]		($400)	$243	
ABL revolver ($400mm)	0		0	0	
9.0% 1st lien notes due 2015	247			247	
Senior secured financing	0		200	200	
Other	0		50	50	
Total 1st lien debt	**$247**	**0.4x**		**$497**	**0.6x**
10.875% 2nd lien notes due 2017	223			223	
Total debt	**$470**	**0.8x**		**$720**	**0.9x**
Market capitalization	1,657 [d]			1,657 [e]	
Total capitalization	**$2,127**	**3.6x**		**$2,377**	**2.9x**
Operating statistics:					
LTM Adjusted EBITDA[f]	$585		$235	$820	
LTM Net cash interest expense	54		11	65	
LTM Capital expenditures	39		21	60	
Credit metrics:					
Debt / total capitalization	22.1%			30.3%	
Total debt / EBITDA	0.8x			0.9x	
Net debt / EBITDA	(0.3x)			0.6x	
EBITDA / interest expense	10.9x			12.7x	
(EBITDA - LTM capex) / interest expense	10.2x			11.7x	

(a) Reflects proceeds of $200 million from senior secured financing

(b) Includes $525 million equity purchase price and $69 million of assumed working capital

(c) Cash and cash equivalents at Coffeyville Resources, LLC

(d) Market cap of CVR Energy Inc. (NYSE: CVI) as of 12/7/11

(e) Assumes no market cap adjustment

(f) LTM Adjusted EBITDA of $585 million is calculated as $535 million of CVR Energy, Inc. EBITDA (excludes Fertilizer Business EBITDA) plus ~$50 million in cash distributions from the CVR Fertilizer Business

7

Pro Forma Organizational Structure Public shareholders 100% CVR Energy, Inc. NYSE: CVI 100% Upsized $400 mm ABL revolver New $200 mm senior secured financing Public unitholders Coffeyville Resources, LLC $247 mm 9.000% 1st lien notes due 15 $223 mm 10.875% 2nd lien notes due ,,17 100% GP 30.3% LP 100% 69.7% LP Refining business $25 mm cash flow revolver due 16 ~$809 mm LTM EBITDA Fertilizer business $125 mm term loan~$122 due mm 16 LTM EBITDA 100% ~$71 mm LTM Distributions(a) CVR Partners, LP Coffeyville Refinery Wynnewood Refinery (GWEC) NYSE: UAN (Coffeyville, KS) (Wynnewood, OK) ~$574 mm LTM EBITDA ~$235 mm LTM EBITDA Represents Acquisition Represents Borrower (a) Represents distributions since April 2011. CVR s share of the total distributions

Gary-Williams Acquisition Summary Jack Lipinski Chief Executive Officer

Transaction Overview ??CVR Energy, Inc. has agreed to acquire Gary-Williams Energy Corporation for $525 million in cash plus working capital ??Gary-Williams primary asset -per-day is (“bpd”) a 70,000 located in Wynnewood, Oklahoma — Complexity rating of 9.3 ??CVR Energy will also acquire associated working capital, as determined at closing — Estimated to be approximately $69 million as of November 25, 2011 ??We expect to fund the transaction primarily with cash, combined with approximately $200 million of senior secured financing — $643 million in balance sheet cash at Coffeyville Resources as of September 30, 2011(a) ??We plan to increase our existing asset based credit facility to $400 million??Transaction expected to close December 15th (a) $643 million is net of cash at CVR Partners, LP. 10

Acquisition Rationale ??High quality asset increases CVR s — Pro forma company will have approximately 185,000 bpd of throughput capacity and weighted average complexity of approximately 11.5 ??Strategically positioned in attractive Mid-Continent region — Located in the highly fragmented and historically underserved Group III, PADD II region (same as CVR) ??Significant opportunities to enhance consolidated operations — Ability to expand CVR s existing crude crude slate, leverage our marketing capabilities, reduce duplicative SG&A ??Enhances financial strength and flexibility — Improves credit profile by expanding processing capacity and diversifying asset base (CVR will no longer be a single asset refiner) ??Favorable spread environment and positive industry outlook — WTI/LLS and WTI/Brent pricing dynamics continue to provide favorable Mid-Continent refining environment due to the limited crude pipeline capacity to Gulf Coast (even post Seaway reversal)

Well Positioned to Compete in Underserved PADD II Region “Top Quartile” Consolidated Asset Profile PADD II Consolidated Refinery Statistics —By Owner PADD II Refiners Total Capacity Blended Median Company (Kbpd) Complexity 16.0 NCRA Capacity: 185.0 Marathon Petroleum 602.0 10.0 Capacity: 185 kbpd (Coffeyville & Wynnewood) ConocoPhilliips(a) 560.4 9.1 Complexity: 11.5 (blended average) 14.0 BP(b) 470.7 9.6 HollyFrontier 293.3 13.0 Valero Energy 265.0 8.9 12.0 Koch Industries 262.0 9.8 ExxonMobil 238.6 10.6 10.0 CMC Index Husky Energy(b) 220.7 9.7 Median Complexity CVR Energy / Wynnewood 185.0 11.5 8.0 9.7 CITGO Petroleum 167.0 9.8 Complexity PBF Energy 160.0 9.2 6.0 NCRA National Cooperative Refinery Association 85.5 15.8 Northern Tier Energy 74.0 10.5 Tesoro 58.0 7.8 4.0 SR Calumet Specialty Products 45.0 8.9 CMC CountryMark Cooperative 26.5 9.7 2.0 SR Somerset Refinery 5.5 3.3 Total PADD II Refining Capacity 3,719.2 0.0 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 Crude Unit Processing Capacity (000’s bpd) (a) 100% of capacity in Wood River, IL refinery JV consolidated (50% ownership interest). (b) Includes 50% interest in JV in Toledo, OH refinery. Source: EIA and Wall Street research

Extensive Crude Oil Supply and Product Distribution Network Consolidated Supply Network Consolidated Marketing Network Coffeyville Resources Refining & Marketing and Nitrogen Fertilizer Wynnewood Refinery Major Canadian Crude Oil Pipelines CVR Crude Oil Pipelines Wynnewood Related Pipelines Third-Party Crude Oil Pipelines Third-Party Refined Product Pipelines Terminals Wynnewood Exchange Terminals CVR Headquarters

Post-closing Value Enhancement Initiatives ??Integrate and optimize operations with existing businesses — Expand existing crude oil gathering business to supply lower cost, local crude to Wynnewood refinery — Proximity of plant is a benefit to managing feedstocks ??Increase ability to optimize Sour / Heavy Sour processing — CVR has 35,000 barrels per day capacity on pipelines from Canada — Ability to substitute Heavy Canadian Sour for Domestic US Sour — All crudes priced off WTI ??SG&A synergies exist

Combined Company Overview Jack Lipinski Chief Executive Officer

CVR Energy: About Us Pro Forma Company Overview Pro Forma LTM Feedstock & Product Slate(a) Isobutane Other Other ??Two top-tier Mid-Continent refineries LPG Butane 1% feedstocks Asphalt 8% 1% 1% 4% 3% — 115,000 bpd Coffeyville, Kansas refinery Jet Fuel — 70,000 bpd Wynnewood, Oklahoma Refinery 2% Sour Crude 19% A nitrogen fertilizer plant using coke Gasoline ??pet Sweet Crude 50% gasification 75% — Rated capacity of 1,225 tpd ammonia; 2,025 tpd Diesel 36%(b) UAN Nitrogen — Current $100.0 million expansion ongoing to increase UAN capacity by 400,000 tons PADD II —Group 3 Basis??Operates in higher margin markets $10 ??Logistics assets supporting both businesses $8 10 Year Average = $1.56 / bbl 5 Year Average = $2.04 / bbl $6 ??Financial flexibility /bbl $4 $ $2 $0 ($2) 2Q’06 3Q’06 4Q’06 1Q’07 2Q’07 3Q’07 4Q’07 1Q’08 2Q’08 3Q’08 4Q’08 1Q’09 2Q’09 3Q’09 4Q’09 1Q’10 2Q’10 3Q’10 4Q’10 1Q’11 2Q’11 3Q’11 Note: LTM as of September 30, 2011. (a) Pro forma based on weighted average of refinery capacity. (b) CVR distillate assumed to be diesel for pro forma.

Coffeyville Refinery Overview

Summary

- 115,000 bpd of crude throughput capacity
  - 12.9 complexity
- High complexity refinery producing gasoline, distillates, specialty products and petroleum coke
- Strategically located in Group III of PADD II
  - Access to cost-advantaged, WTI price-linked crude oils
  - 100 miles from Cushing, Oklahoma
- Sales and distribution
  - Rack marketing division supplies products through tanker trucks
  - Bulk sales into Mid-Continent markets via Magellan and into Colorado and other destinations via product pipelines owned by Magellan, Enterprise Products Partners and NuStar
- $521 million invested in refinery between 2005 and 2009
- Two-phase turnaround complete in Q1 2012

LTM Feedstock & Product Slate[(a)]


Other feedstocks 6%
Sour Crude (WCS) 20%
Sweet Crude 74%


Other products 13%
Gasoline 46%
Distillate 41%

Management's Proven Track Record

	2005 (Acquisition year)	Current
Operational Upgrades	Launched $521 million of upgrades	Now, most flexible Mid-Con refinery
Crude and Feedstock Throughput (bpd)	98,300	115,140[(a)]
Feedstock flexibility	No heavy sour	Up to 25k bpd
Complexity	9.5	12.9
Gathered Barrels Capacity (bpd)	~7,000	37,000+

(a) LTM as of September 30, 2011.

17

Wynnewood Refinery Overview Summary LTM Feedstock and Product Slate??70,000 bpd of crude throughput capacity Isobutane Butane 2% Asphalt LPG Mixed butane — 9.3 complexity 2% 9% 2% 1% Jet Fuel Sour Crude 6% ??Produces a full slate of gasoline, diesel, (WTS) 18% asphalt, jet fuel, LPG and specialty products — 97.5% liquid product yield Gasoline 55% Diesel ??Strategically located in Group III of PADD II 28% Sweet Crude — Access to cost-advantaged, WTI 77% price-linked crude oils??Approximately 60% of products sold directly Asset Improvement Opportunities into the local Oklahoma market — Approximately 12,000 bpd of gasoline and Project Opportunity ULSD sold via truck rack ??Opportunity to share feedstocks based on unit Logistics — Approximately 4,000 bpd of JP-8 sold via economics truck rack??Optimize crudes to improve consumed crude Crude slate differentials and improve realized refining margin — Remaining volumes distributed throughout Mid-Continent region via ??Wynnewood connected to a BNSF main line Rail options — Property can accommodate new track and Magellan Pipeline off-take infrastructure Over $100 million invested to upgrade and ??Currently 2 million barrels of storage ??Storage options — Sufficient land for significant additional optimize the facility since 2007 storage / blending tanks Note: LTM as of September 30, 2011.

Access to WTI Priced Crudes Overview Historical WTI-Brent Spread ($/bbl) ??Both refineries benefit from the current WTI-Brent spread $140 $10 $120 $5 ??WTI price-linked crudes are currently trading at $0 $100 historically wide discounts to crudes, such as Brent $80 ($5) ($10) and LLS /bbl) $60 ($15) /bbl) ($20) $ $ ( $40 ( ??Growing production from the U.S. Bakken and Canada ($25) $20 ($30) flowing into Cushing, OK is contributing to this differential $0 ($35)??Expected pipeline capacity (Seaway reversal) necessary to move production from Cushing to the Gulf Coast projected to move only 400k bpd by 2013 Spread WTI Brent Historical & Projected Canadian Production Historical & Projected Bakken Crude Production (thousand barrels per day) (thousand barrels per day) 400 362.4 5,000 340.0 Actual Forecast 313.1 4,000 300 262.9 3,000 201.8 200 142.3 2,000 132.7 102.1 87.6 1,000 100 0 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 Other Conventional Oil Sands Atlantic Canada Offshore Bakken Crude Production (a) Source: Canadian Association of Petroleum Producers June 2011 publication. Source: Wood Mackenzie Upstream Service database 19

Logistics Drives Profitability Logistics Overview Operations Map ??Located 100 miles from the global crude hub of Cushing, CVR has access to global crudes with Canada storage to optimize purchasing and crude slates Montana Bakken ??Shipper status of 35,000 bpd on Spearhead and Clearbrook North Dakota Keystone Pipelines Minnesota ??37,000+ bpd crude oil gathering system serving Jackson Wisconsin Kansas, Oklahoma, Missouri and Nebraska Wyoming South Dakota Sioux Falls ??145,000 bpd proprietary pipeline system to Sioux City Iowa Nebraska Des Flanagan transport crude to the Coffeyville refinery Salt Lake City Moines Omaha ??Currently constructing an additional one million Utah DJ Phillipsburg Illinois Colorado barrel storage facility in Cushing Denver Basin Plainville Kansas Topeka Kansas City Valley Center Humboldt Wichita Columbia Plains Missouri Winfield Pipeline Coffeyville Legend Broome Shidler Bartlesville Cushing PF Crude Storage Owned / Leased Coffeyville Resources Tulsa Refining & Marketing and Nitrogen Oklahoma City New Mexico Oklahoma Fertilizer Arkansas GWEC assets Coffeyville Resources Refined Fuel Wichita Falls 2.0 Products / Asphalt Terminal Refinery Wynnewood Refinery 0.7 Corsicana Coffeyville Resources Crude Louisiana 0.5 Midland Gathering Transportation 1.0 Texas Offshore Deepwater Crude Nederland Cushing Owned(a) Houma Foreign Crude Houston 2.7 Sugar Land Cushing Leased Coffeyville Resources Crude Oil Freeport Pipeline Third-Party Crude Oil Pipeline Total 6.9 mm bbls CVR Energy Headquarters (a) Under construction.

Crude Gathering Overview Asset Map??Gathered 7,000 bpd in 2005??Today gathering 37,000+ bpd North Dakota ??Growth target 10% —20% per year for the next 2 —5 years South Dakota Total Consumed Crude Discount to WTI Nebraska $2 3 year average is $3.64 Colorado $1 Kansas Missouri $0 ($1) /bbl ($2) ($3) Oklahoma $ ($4) ($5) ($6) ($7) Texas Corporate Refining Operations Headquarters Barrels Gathered Per Day —LTM Q3 2011 15,000+ Up to 10,000 Up to 1,000 Growth Prospects

Nitrogen Fertilizer MLP Jay Finks Director of Finance

Strategically Located Assets and Logistics

CVR Energy

Overview

- Located in the corn belt (on Union Pacific mainline)
- 45% of corn planted in 2010 was within $35/UAN ton freight rate of our plant
- $25/ton transportation advantage to corn belt vs. US Gulf Coast
- No intermediate transfer, storage, barge freight or pipeline freight charges

Fertilizer Operations



WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
WI
IA
IL
MO
AR
LA
Additional Shipments East of the Mississippi

Rail Distribution — Fertilizer Plant — Corporate Headquarters

LTM Q3 2011 Tons Sold by State

100,000+ — 10,000 to 100,000 — Up to 10,000

LTM Q3 2011 Total Tons Sold ~ 731,500

23

Stable & Economic Feedstock Overview Abundant Supply of Third-party Pet Coke ??CVR Partners LP 2008 —2010 average daily coke demand ~ 1,378 tons/day??Coke gasification technology uses petroleum coke as a feedstock — Pet coke costs lower than natural gas costs per ton of ammonia produced, and pet coke prices are significantly more stable than natural gas prices — Over 70% of pet coke supplied by refinery through long-term contract??Dual train gasifier configuration ensures reliability??Ammonia synthesis loop and UAN synthesis use same processes as natural gas based producers US Pet Coke Exports and Consumption 53% 46% 56% 57% 59% 57% 62% 62% 62% 60% 57% 47% 54% 44% 43% 41% 43% 38% 38% 38% 40% 43% Source: Oil & Gas Journal Texas Gulf Coast Coke Production = 40,000 tons/day Consumption Net Exports Corporate Rail Distribution Fertilizer Plant Headquarters Source: EIA

Financial Highlights Ed Morgan Chief Financial Officer

Key Historical Financial Statistics CVR Energy Standalone EBITDA by Operating Segment ($mm) Capital Expenditures ($mm) $2 $122 $24 $2 $3 $574 $3 $17 $13 $60 $130 $71 $53 $10 $34 $36 $109 $142 $155 $20 2008 2009 2010 LTM 2008 2009 2010 LTM Adjusted Petroleum EBITDA Adjusted Fertilizer EBITDA Petroleum Capex Fertilizer Capex Corporate Refining Margins and Expenses ($/bbl) Fertilizer Prices ($/Ton) $596 $556 $20.01 $342 $382 $328 $11.04 $282 $8.91 $8.07 $223 $202 $3.91 $3.58 $3.72 $4.56 2008 2009 2010 LTM (a) 2008 2009 2010 LTM Adjusted refining margin per barrel Direct opex (before D&A) per barrel UAN price Ammonia price Note: Adjusted Petroleum EBITDA represents petroleum operating income adjusted for FIFO impacts, share-based compensation, loss on disposal of fixed assets, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses. Adjusted Fertilizer EBITDA represents nitrogen fertilizer operating income adjusted for share-based compensation, loss of disposal of fixed assets, major scheduled turnaround expenses, depreciation and amortization and other income or expenses. (a) Direct opex per barrel excludes turnaround.

Key Historical Financial Statistics Gary Williams Standalone Adjusted EBITDA ($mm)(a) Capital Expenditures ($mm) $49 $235 $43 250 200 150 $21 100 $37 $47 50 0 2009 2010 LTM 2009 2010 LTM Refining Margins and Expenses ($/bbl) Total Throughput (bpd) $17.76 66,515 64,282 64,488 $9.43 $7.50 $4.34 $3.92 $4.33 2009 2010 LTM 2009 2010 LTM Adjusted refining margin per barrel (b) Direct opex (before D&A) per barrel (a) Adjusted EBITDA represents GWEC operating income adjusted for FIFO impacts, major scheduled turnaround expenses, realized gain and losses on derivatives, net, depreciation and amortization and other income or expenses. (b) Adjusted refining margin per barrel is equal to gross operating margin adjusted for FIFO inventory gains or losses divided by crude throughput.

Combined Company — Controlled Operating Expenses CVI Operating Expenses(a) ($/bbl) Q3 11 LTM Operating $5.82 $6.00 $6.00 $5.41 $5.11 $5.00 $4.89 $5.00 $4.56 $4.48 $4.56 $4.24 $4.33 $3.91 $3.70 $4.00 $4.00 $3.58 $3.00 $3.00 $2.00 $2.00 $1.00 $1.00 $0.00 $0.00 2008 2009 2010 LTM 3Q 2011 (a) Excludes turnaround. CVI PF GWEC based on weighted average crude throughput. (b) HFC combined results from legacy companies 3Q 2011 report.

Hedging Activity CVR has an estimated $50.9 million unrealized gain based on 11/28 market data 30,000 $27.63 $30.00 $25.89 $25.65 $24.80 $24.57 $23.71 production) 25,000 $22.90 $25.00 20,879 21,429 21,196 $20.76 GWEC 20,000 20,380 $20.00 /bbl) ( $ of (% 15,000 $15.00 spread (bpd) 12,500 33% 34% 34% 32% Crack 10,000 $10.00 hedged 20% 6,593 6,522 6,522 Hedged Production 5,000 10% 10% 10% $5.00 0 $0.00 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Locked Gross $49.2 $53.9 $50.0 $44.5 $27.9 $14.7 $13.7 $12.5 Margin 2012 Total Locked Gross Margin $197.5 2012 Total Locked Margin per Barrel $3.42 Note: Based on 11/28 market data.

Appendix

Non-GAAP Financial Measures To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’sfinancial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’sfinancial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’score operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

Non-GAAP Financial Measures EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company. Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period. Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company’suse of accounting for its inventory under first-in, first-out (FIFO), net unrealized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income (expense). Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of financial performance in evaluating our business. First-in, first-out (FIFO): The Company’sbasis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

Non-GAAP Financial Measures CVR 9/30/11 LTM Adjusted EBITDA ($mm) LTM 9/30/2011 Consolidated Net Income $282.2 Interest expense, net of interest income 53.8 Depreciation and amortization 88.1 Income tax expense 181.5 EBITDA adjustments included in NCI (3.4) Unrealized (gain)/loss on derivatives 9.8 Loss on disposal of fixed assets 2.9 FIFO impact (favorable), unfavorable (30.4) Share based compensation 52.4 Loss on extinguishment of debt 3.6 Major turnaround expense 16.5 Other non-cash expenses — Consolidated Adjusted EBITDA $657.0 Fertilizer Adjusted EBITDA 121.7 Adjusted EBITDA excl. Fertilizer $535.3

Non-GAAP Financial Measures CVR Adjusted EBITDA ($mm) Petroleum: 2008 2009 2010 LTM 9/30/2011 Petroleum operating income $31.9 $170.2 $104.6 $529.5 FIFO impact (favorable) unfavorable 102.5 (67.9) (31.7) (30.4) Share-based compensation (10.8) (3.7) 11.5 17.1 Loss on disposal of fixed assets — - 1.3 1.5 Major scheduled turnaround — - 1.2 12.8 Realized gain (loss) on derivatives, net (121.0) (21.0) 0.7 (24.7) Goodwill impairment 42.8 — - -Depreciation and amortization 62.7 64.4 66.4 67.8 Other income (expense) 1.0 0.3 0.7 0.5 Adjusted EBITDA $109.1 $142.3 $154.7 $574.1 Fertilizer: 2008 2009 2010 LTM 9/30/2011 Fertilizer operating income $116.8 $48.9 $20.4 $84.0 Share-based compensation (10.6) 3.2 9.0 14.1 Loss on disposal of fixed assets 2.3 — 1.4 1.4 Major scheduled turnaround 3.3 — 3.5 3.5 Depreciation and amortization 18.0 18.7 18.5 18.5 Other income (expense) 0.1 — - 0.2 Adjusted EBITDA $129.9 $70.8 $52.8 $121.7

Non-GAAP Financial Measures GWEC Adjusted EBITDA ($mm) GWEC: 2009 2010 LTM 9/30/2011 Net income (loss) $52.5 $16.1 $161.6 Income taxes — - -Interest expense (net) 12.9 22.4 28.6 Depreciation and amortization 13.8 14.7 17.2 Hedge mark to market loss (gain) — - 37.9 Turnaround amortization 15.4 13.8 13.1 Non-cash inventory loss (gain) (57.9) (19.6) (23.1) Other unusual or non-recurring items(a) 0.1 — (0.2) Adjusted EBITDA $36.8 $47.4 $235.1 (a) Includes disposal of assets, asset impairments, discontinued operations and fire related adjustments.